                                                                    EXHIBIT 6.12

                        MEMORANDUM OF OPTION AGREEMENT
                        ------------------------------

          THIS MEMORANDUM OF OPTION AGREEMENT (this "Memorandum") is made and entered into as of this 18 day of December, 1997 by and between MEADOWS PRESERVATION, INC., a Florida corporation ("Optionor") and BLUE RIBBON COMMUNITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Optionee").


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, Optionor and Optionee have heretofore entered into that certain Option Agreement of even date herewith (the "Option Agreement"), with respect to certain real property (together, with all improvements thereon, the "Property") located at the northwest corner of PGA Boulevard and Prosperity Farms Road in Palm Beach County, Florida, and commonly known as "The Meadows Mobile Home Park", which is more particularly described on Exhibit A attached
                                                           ---------
hereto; and

          WHEREAS, Optionor and Optionee have agreed to enter into this Memorandum for purposes of giving notice of the Option Agreement.

          NOW, THEREFORE, in consideration of the covenants hereinafter contained and for other good and valuable consideration and in consideration of the covenants and agreements contained in the Option Agreement, Optionor and Optionee do hereby covenant and agree as follows:

          1.   Option. Pursuant to the Option Agreement, Optionor has granted to
               ------
Optionee and Optionee has accepted from Optionor the irrevocable option to purchase the Property from Optionor in accordance with the terms and conditions of the Option Agreement (the "Option"). Optionee may elect to exercise the Option at any time during the period commencing March 18, 1998 and ending at 5:30 p.m. on April 17, 1998; provided that the Option will expire and become
                             --------
ineffective if, by March 18, 1998, Optionor shall have raised an agreed sum from the owners of mobile or manufactured homes located on the Property, given notice of such event to Optionee and formed a partnership with Optionee for the ownership and operation for the Property, as more fully set forth in the Option Agreement. The Option may be exercised by Optionee by written notice to Optionor.

          2.   Transfer of Option. Optionee has the absolute right and authority
               ------------------
to assign its rights under the Option Agreement to its Affiliate, as defined in the Option Agreement.

          3.   Notice. The sole purpose of this Memorandum is to give notice of
               ------
the Option Agreement, which is incorporated herein by this reference.

          4.   Miscellaneous. The covenants, conditions and agreements contained
               -------------
in this Memorandum shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          5.   Counterparts.  This Memorandum may be executed in two or more
               ------------
counterpart copies, each of which counterparts shall have the same force and effect as if both parties hereto had executed a single copy of this Memorandum.

          IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the day and year first above written.

WITNESS:                      OPTIONEE:

  /s/                         BLUE RIBBON COMMUNITIES LIMITED
 -------------------
                              PARTNERSHIP, a Delaware limited
                              partnership
WITNESS:

  /s/                         By:  MHC-QRS Blue Ribbon Communities,
 -------------------
                                   Inc., a Delaware general
                                   partnership, General Partner

                                   By:  /s/ Howard Walker
                                        -------------------------
                                   Name:  Howard Walker
                                   Title: President


WITNESS:                      OPTIONEE:

/s/
--------------------
                              MEADOWS PRESERVATION, INC., a Florida
                              corporation

WITNESS:
                              By:  /s/ Theresa Tyrrell
/s/                               -----------------------
--------------------
                              Name:  Theresa Tyrrell
                              Title: President

_________________________
                          )
STATE OF ILLINOIS         )  ss:
                          )
COOK COUNTY               )
_________________________ )


          The foregoing instrument was acknowledged before me this ___ day of December, 1997, by ____________ as President of MHC-QRS Blue Ribbon Communities, Inc., General Partner of Blue Ribbon Communities Limited Partnership, a Florida limited partnership. He/She is personally known to me or has produced driver's license as identification.


                              /s/
                              -------------------------
                              Notary Public
     Name of Notary Printed:



_________________________
                          )
STATE OF FLORIDA          )  ss:
                          )
LEON COUNTY               )
_________________________ )

The foregoing instrument was acknowledged before me this 18 day of December, 1997, by _________________ as President of Meadows Preservation, Inc., a Florida. He/She is personally known to me or has produced driver's license as identification.



                              /s/
                              ----------------------------
                              Notary Public
     Name of Notary Printed:

                    AMENDED MEMORANDUM OF OPTION AGREEMENT
                    --------------------------------------

     THIS AMENDED MEMORANDUM OF OPTION AGREEMENT (this "Amended Memorandum") is
                                                        ------------------
made and entered into as of this 30th day of March, 1998 by and between MEADOWS PRESERVATION, INC., a Florida corporation ("Optionor"), and BLUE RIBBON
                                            --------
COMMUNITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Optionee").
                                                                  --------

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Optionor and Optionee entered into that certain Option Agreement dated December 18, 1997 (the "Option Agreement") with respect to certain real
                              ----------------
property (together with all improvements thereon, the "Property") located at the
                                                       --------
northwest corner of PGA Boulevard and Prosperity Farms Road in Palm Beach County, Florida, and commonly known as "The Meadows Mobile Home Park", which is more particularly described on Exhibit A attached hereto;
                               ---------

     WHEREAS, a Memorandum of Option Agreement dated as of December 18, 1997 was recorded on December 19, 1997 in Official Records Book 10145, Page 1599 of the Public Records of Palm Beach County, Florida;

     WHEREAS, Optionor and Optionee have entered into that certain Amendment to Option Agreement of even date herewith (the "Amendment"); and
                                             ---------

     WHEREAS, Optionor and Optionee have agreed to enter into this Amended Memorandum for purposes of giving notice of the Option Agreement, as amended by the Amendment.

     NOW, THEREFORE, in consideration of the covenants hereinafter contained and for other good and valuable consideration and in consideration of the covenants and agreements contained in the Amendment, Optionor and Optionee do hereby covenant and agree as follows:

     1.  Option.   Pursuant to the Option Agreement, as amended by the
         ------
Amendment, Optionor has granted to Optionee and Optionee has accepted from Optionor the irrevocable option to purchase the Property from Optionor in accordance with the terms and conditions of the Option Agreement, as amended by the

Amendment (the "Option"). Optionee may elect to exercise the Option at any time during the period commencing August 1, 1998 and ending at 5:30 p.m. on August 31, 1998; provided that the Option will expire and become ineffective if, by
          --------
August 1, 1998, Optionor shall have raised an agreed sum from the owners of mobile or manufactured homes located on the Property, given notice of such event to Optionee and formed a partnership with Optionee for the ownership and operation for the Property, as more fully set forth in the Option Agreement. The Option may be exercised by Optionee by written notice to Optionor.

     2.  Transfer of Option.  Optionee has the absolute right and authority to
         ------------------
assign its rights under the Option Agreement to its Affiliate, as defined in the Option Agreement.

     3.  Notice.  The sole purpose of this Amended Memorandum is to give notice
         ------
of the Option Agreement, as amended by the Amendment, which Option Agreement and Amendment are each incorporated herein by this reference.

     4.  Miscellaneous.   The covenants, conditions and agreements contained in
         -------------
this Amended Memorandum shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.  Counterparts.  This Amended Memorandum may be executed in two or more
         ------------
counterpart copies, each of which counterparts shall have the same force and effect as if both parties hereto had executed a single copy of this Amended Memorandum.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended Memorandum as of the day and year first above written.

WITNESS:                           OPTIONEE:

 /s/                               BLUE RIBBON COMMUNITIES LIMITED
----------------
                                   PARTNERSHIP, a Delaware limited
WITNESS:                           partnership

 /s/                               By:  MHC-QRS Blue Ribbon Communities,
----------------
                                        Inc., a Delaware corporation,
                                        General Partner

                                        By:  /s/ Ellen Kelleher
                                        Name: Ellen Kelleher
                                        Title: Executive Vice President/
                                               General Counsel


WITNESS:                           OPTIONOR:

 /s/                               MEADOWS PRESERVATION, INC., a Florida
----------------
                                   corporation

WITNESS:
                                   By: /s/ Richard McCann
 /s/                               Name: Richard McCann
----------------
                                   Title: President

_________________________
                         )
STATE OF ILLINOIS        )  ss:
                         )
COOK COUNTY              )
_________________________)


The foregoing instrument was acknowledged before me this __ day of March, 1998, by ____________________ as ____________________ of MHC-QRS Blue Ribbon
Communities, Inc., General Partner of Blue Ribbon Communities Limited Partnership, a Delaware limited partnership. He/She is personally known to me or has produced driver's license as identification.


                                        ________________________________
                                        Notary Public
     Name of Notary Printed:



_________________________
                         )
STATE OF FLORIDA         )  ss:
                         )
__________       COUNTY  )
_________________________)

The foregoing instrument was acknowledged before me this __ day of March, 1998, by ____________________ as ____________________ of Meadows Preservation, Inc., a
Florida corporation. He/She is personally known to me or has produced driver's license as identification.


                                        ________________________________
                                        Notary Public
     Name of Notary Printed:

                 SECOND AMENDED MEMORANDUM OF OPTION AGREEMENT
                 ---------------------------------------------

          THIS SECOND AMENDED MEMORANDUM OF OPTION AGREEMENT (this "Second
                                                                    ------
Amended Memorandum") is made and entered into as of this 19th day of August,
------------------
1998 by and between MEADOWS PRESERVATION, INC., a Florida corporation ("Optionor"), and BLUE RIBBON COMMUNITIES LIMITED PARTNERSHIP, a Delaware
  --------
limited partnership ("Optionee").
                      --------


                             W I T N E S S E T H:
                             -------------------


          WHEREAS,  Meadows Preservation, Inc., a Florida corporation ("MPI-1")
                                                                        -----
and Optionee entered into that certain Option Agreement dated December 18, 1997, as amended by that certain Amendment to Option Agreement dated as of March 30, 1998 (as amended through the date hereof, the "Option Agreement") with respect
                                               ----------------
to certain real property (together with all improvements thereon, the

"Property") located at the northwest corner of PGA Boulevard and Prosperity
 --------
Farms Road in Palm Beach County, Florida, and commonly known as "The Meadows Mobile Home Park", which is more particularly described on Exhibit A attached
                                                           ---------
hereto;

          WHEREAS, a Memorandum of Option Agreement dated as of December 18, 1997 (the "Memorandum of Option") was recorded on December 19, 1997 in Official
           --------------------
Records Book 10145, Page 1599 of the Public Records of Palm Beach County, Florida and an Amended Memorandum of Option Agreement dated as of March 30, 1998 (the "Amended Memorandum of Option") was recorded on May 14, 1998 in Official
      ----------------------------
Records Book 10403, Page 104 of the Public Records of Palm Beach County,
Florida;

          WHEREAS, Optionor, as successor by mergers to MPI-1, and Optionee have entered into that certain Second Amendment to Option Agreement of even date herewith (the "Amendment"); and
               ---------

          WHEREAS, Optionor and Optionee have agreed to enter into this Second Amended Memorandum for purposes of giving notice of the Option Agreement, as amended by the Amendment.

          NOW, THEREFORE, in consideration of the covenants hereinafter contained and for other good and valuable consideration and in consideration of the covenants and agreements contained in the Amendment, Optionor and Optionee do hereby covenant and agree as follows:

          1.  Option.   Pursuant to the Option Agreement, as amended by the
              ------
Amendment, Optionor has granted to Optionee and Optionee has accepted from Optionor the irrevocable option to purchase the Property from Optionor in accordance with the terms and conditions of the Option Agreement, as amended by the Amendment (the "Option"). Optionee may elect to exercise the Option at any time during the period commencing December 1, 1998 and ending at 5:30 p.m. on December 31, 1998; provided that the Option will expire and become ineffective
                   --------
if, by December 1, 1998, Optionor shall have formed a partnership with Optionee for the ownership and operation for the Property, as more fully set forth in the Option Agreement. The Option may be exercised by Optionee by written notice to Optionor.

          2.  Legal Description.  Exhibit A attached to the Memorandum of Option
              -----------------
and the Amended Memorandum of Option is hereby replaced by Exhibit A attached hereto.

          3.  Transfer of Option.  Optionee has the absolute right and authority
              ------------------
to assign its rights under the Option Agreement, as amended by the Amendment, to its Affiliate, as defined in the Option Agreement.

          4.  Notice.  The sole purpose of this Second Amended Memorandum is to
              ------
give notice of the Option Agreement, as amended by the Amendment, which Option Agreement and Amendment are each incorporated herein by this reference.

          5.  Miscellaneous.   The covenants, conditions and agreements
              -------------
contained in this Second Amended Memorandum shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          6.  Counterparts.  This Second Amended Memorandum may be executed in
              ------------
two or more counterpart copies, each of which counterparts shall have the same force and effect as if both parties hereto had executed a single copy of this Second Amended Memorandum.

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended Memorandum as of the day and year first above written.

WITNESS:                   OPTIONEE:

  /s/                      BLUE RIBBON COMMUNITIES LIMITED
 -------------------
                           PARTNERSHIP, a Delaware limited
WITNESS:                   partnership

  /s/                      By:  MHC-QRS Blue Ribbon Communities,
 -------------------
                                Inc., a Delaware corporation,
                                General Partner

                                By:  /s/ David W. Fell
                                Name: David W. Fell
                                Title: Vice President


WITNESS:                   OPTIONOR:

  /S/                      MEADOWS  PRESERVATION, INC., a Florida
 -------------------
                           corporation

WITNESS:
                           By: /s/ Mary Bachiochi
  /s/                      Name: Mary Bachiochi
 -------------------
                           Title: Treasurer

_________________________
                          )
STATE OF ILLINOIS         )  ss:
                          )
COOK COUNTY               )
_________________________ )


The foregoing instrument was acknowledged before me this __ day of August, 1998, by ____________________ as ____________________ of MHC-QRS Blue Ribbon
Communities, Inc., General Partner of Blue Ribbon Communities Limited Partnership, a Delaware limited partnership. He/She is personally known to me or has produced driver's license as identification.


                              ________________________________
                              Notary Public
     Name of Notary Printed:



_________________________
                          )
STATE OF FLORIDA          )  ss:
                          )
_______________ COUNTY    )
_________________________ )

The foregoing instrument was acknowledged before me this __ day of August, 1998, by ____________________ as ____________________ of Meadows Preservation, Inc., a
Florida corporation. He/She is personally known to me or has produced driver's license as identification.


                              ________________________________
                              Notary Public
     Name of Notary Printed: